UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2009
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 230, 9801 Anderson Mill Road Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)

(512) 828-6980
Registrant's telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on May 11, 2009, the Board of Directors of the Company accepted the consent of Mark Katsumata to serve as a Director of the Company. Further, in connection with his appointment as a Director of the Company, Mr. Katsumata will also serve as the Chairman of the Company's Audit Committee in the place of Erik Essiger.

Mr. Katsumata has thirteen years of experience in financial reporting and Canadian/U.S. securities regulation compliance as a result of serving as the Chief Financial Officer or other financial officer for several TSX and TSX Venture Exchange companies. Most recently, from October 2007 to November 2008, Mr. Katsumata served as a financial consultant and Chief Financial Officer for Candente Resources Corp. (TSX: DNT), a company engaged in the exploration for base and precious metals. From June 2005 to May 2007, Mr. Katsumata served as Chief Financial Officer/Vice President, Finance of Denison Mines Corp. (TSX: DML) (formerly known as International Uranium Corp.), a uranium exploration and production company. From June 2005 to May 2007, Mr. Katsumata also served as Chief Financial Officer of Fortress Minerals Corp. (TSX-V: FST), a precious metals exploration company. From February 2004 to June 2005, Mr. Katsumata served as Chief Financial Officer of Manex Resource Group, a venture capital group. In addition, Mr. Katsumata held positions at the following precious metals exploration companies, in each case from February 2004 to June 2005: (i) Controller/Chief Financial Officer of Quaterra Resources Inc. (TSX-V: QTA); (ii) Controller/Vice President, Finance of Bravo Venture Group Inc. (TSX-V: BVG), (iii) Controller/Vice President, Finance of Rio Fortuna Exploration Corp (TSX-V: RFT), and (iv) Controller/Vice President, Finance of Southern Silver Exploration Corp. (TSX-V: SSV). Mr. Katsumata is a Certified General Accountant and has been a member in good standing of the Certified General Accountants' Association of British Columbia and Canada since May 1997.

As a result of the Board of Director's acceptance of the changes set forth above, the Company's current officers and directors are as follows:
Name	Position
Amir Adnani	President, CEO, Director
Alan P. Lindsay	Chairman, Director
Harry L. Anthony	COO, Director
Pat Obara	Secretary, Treasurer, Chief Financial Officer
Erik Essiger	Director
Ivan Obolensky	Director
Vincent Della Volpe	Director
Mark Katsumata	Director

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
DATE: May 14, 2009.	By: s/s Pat Obara Pat Obara Secretary, Treasurer and Chief Financial Officer

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